Exhibit 10.07

SIXTH  AMENDMENT TO RENEWAL PROMISSORY NOTE

RECITALS

WHEREAS, the undersigned five corporate entities (each, a "Maker;” or collectively, “Makers”) are each co-makers of a certain Renewal Promissory Note (the “Note”) dated May 21, 2007, in the original stated amount of $5,579,847.00, in favor of Teton, Ltd., a Texas limited partnership (“Payee”);

WHEREAS, the Note was previously amended by Amendment to Renewal Promissory Note dated May 21, 2008 (the “First Amendment”); by Second Amendment to Renewal Promissory Note and Loan Modification Agreement dated March 3, 2009 (the “Second Amendment”); by Third Amendment to Renewal Promissory Note dated May 21, 2009 (the “Third Amendment”); by Fourth Amendment to Renewal Promissory Note dated May 20, 2009 (the “Fourth Amendment”); and by Fifth Amendment to Renewal Promissory Note dated September 21, 2009 (the “Fifth  Amendment”).

WHEREAS, the Note called for an interest payment to be made on October 21, 2009;

WHEREAS, Makers and Payee desire to amend the Note to defer the October 21, 2009, interest payment until February 21, 2010;

NOW, THEREFORE, in consideration of the premises and the mutual promises contained in this Amendment, Makers and Payee hereby agree as follows:

AGREEMENT

1.           Amendment to Note to Defer Required Interest Payment.  The Note is hereby amended to (i) eliminate the requirement for an interest payment to be made on October 21, 2009, and (ii) instead provide that an interest payment, in the amount of all accrued interest owed on the Note as of February 21, 2010, shall be due and payable on February 21, 2010.  As a result of this amendment, no payment on the Note shall be required to be made on October 21, 2009.  The final maturity date of the Note is unchanged and remains May 21, 2010.

2.           This Amendment is not an agreement to any further or other amendment of the Note.

3.           Makers expressly acknowledge and agree that except as expressly amended in this Amendment, the Note remains in full force and effect and is ratified and confirmed.  This Amendment shall neither extinguish nor constitute a novation of the Note or indebtedness evidenced thereby.

4.           The parties covenant and agree as follows:

(1)       The rights and obligations of the parties shall be determined solely from the written “Loan Agreement” (as such term is defined in Section 26.02(a)(2) of the Texas Business and Commerce Code) executed and delivered in connection with the Loan, and any oral agreements between or among the parties are superseded by and merged into the Loan Agreement.

(2)       The Loan Agreement has not been and may not be varied by any oral agreements or discussions that have or may occur before, contemporaneously with, or subsequent thereto.

(3)       THE WRITTEN LOAN AGREEMENT REPRESENTS THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES.  THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.

Executed to be effective as of October 21, 2009.

Makers:		Payee:

Pegasi Energy Resources Corporation, a Nevada corporation f/n/a Maple Mountain Explorations Inc.		Teton, Ltd., a Texas limited partnership By: Notet Corp., a Texas corporation, its general partner

By:	/s/	By:	/s/
	Richard Lindermanis, Senior Vice President and CFO		W.L. Sudderth, Secretary

Pegasi Energy Resources Corporation, a Texas corporation (and wholly-owned subsidiary of Pegasi Energy Resources Corporation, a Nevada corporation f/n/a Maple Mountain Explorations Inc.)

By:	/s/
Richard Lindermanis, Vice President

Pegasi Operating Inc., a Texas corporation (and wholly-owned subsidiary of Pegasi Energy Resources Corporation, a Texas corporation)

By:	/s/
Richard Lindermanis, Vice President

TR Rodessa, Inc., a Texas corporation (and wholly-owned subsidiary of Pegasi Energy Resources Corporation, a Texas corporation)

By:	/s/
Richard Lindermanis, Vice President

59 Disposal, Inc., a Texas corporation (and wholly-owned subsidiary of Pegasi Energy Resources Corporation, a Texas corporation)

By:	/s/
Richard Lindermanis, Vice President

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